Exhibit 10.46

ADDITIONAL ADVANCE AND MODIFICATION AGREEMENT
(Long Form)
This ADDITIONAL ADVANCE AND MODIFICATION AGREEMENT (Long Form) (this "Agreement") is dated as of June 1, 2012, by and among KBSIII DOMAIN GATEWAY, LLC, a Delaware limited liability company, KBSIII LAS CIMAS IV, LLC, a Delaware limited liability company, and KBSIII 1550 WEST MCEWEN DRIVE, LLC, a Delaware limited liability company (individually and collectively, "Original Borrower"), KBSIII 155 NORTH 400 WEST, LLC, a Delaware limited liability company ("Additional Borrower" and, together with Original Borrower, individually or collectively as the context may require, "Borrower" or "Borrowers"), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent ("Agent") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a Lender (collectively with any lender that becomes a party to the Loan Agreement (defined below) in the future, the "Lenders").
RECITALS
A.    Original Borrower, Agent and Lenders entered into that certain Loan Agreement dated as of April 30, 2012 (as amended by the Assumption and Joinder Agreement described below, the "Loan Agreement"). Pursuant to the Loan Agreement, Lenders made a loan (the "Original Loan"), a portion of which is revolving, to Original Borrower in the original principal amount of One Hundred Million and No/100 Dollars ($100,000,000.00) for the purposes set forth therein. Pursuant to this Agreement, the Original Loan is being increased to One Hundred Eight Million and No/100 Dollars ($108,000,000.00) as more fully set forth herein (as amended, the "Loan"). The following documents, each of which is dated as of April 30, 2012 (unless otherwise specified), were executed in connection with the Original Loan, among others:
(i)    One or more Promissory Notes (Revolving Loan) in the aggregate stated principal amount of $100,000,000.00, executed and/or joined by Borrower to the order of one or more Lenders (collectively, as the same have been and may in the future be amended, the "Note");
(ii)    that certain Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing), executed by KBSIII Domain Gateway, LLC, a Delaware limited liability company, as trustor, to David Parnell, as trustee, for the benefit of Agent, as beneficiary, and encumbering certain real and personal property located in Travis County, Texas as more particularly described therein (the "KBS Domain Gateway Property"), and recorded on May 1, 2012 in the Official Records of Travis County, Texas as Instrument No. 2012067748 (the "Domain Gateway Deed of Trust");
(iii)    that certain Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing), executed by KBSIII Las Cimas IV, LLC, a Delaware limited liability company, as trustor, to David Parnell, as trustee, for the benefit of Agent, as beneficiary, and encumbering certain real and personal property located in Travis County, Texas as more particularly described therein (the "KBS Las Cimas

Property"), and recorded on April 30, 2012 in the Official Records of Travis County, Texas as Instrument No. 2012067179 (the "Las Cimas Deed of Trust");
(iv)    that certain Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing), executed by KBSIII 1550 West McEwen Drive, LLC, a Delaware limited liability company, as trustor, to James E. Spruill, as trustee, for the benefit of Agent, as beneficiary, and encumbering certain real and personal property located in Williamson County, Tennessee, as more particularly described therein (the "KBS West McEwen Property", and collectively with the KBS Domain Gateway Property, the KBS Las Cimas Property and the KBS 155 North Property (as defined below), the "Properties"), and recorded on May 1, 2012 in the Official Records of Williamson County, Tennessee as Book 5572, Pages 1 through 45, Instrument No. 12017075 (the " McEwen Deed of Trust", and collectively with the Domain Gateway Deed of Trust, the Las Cimas Deed of Trust, and the 155 North Deed of Trust (as defined below), the "Deeds of Trust");
(v)    that certain UCC‑1 Financing Statement with KBSIII Domain Gateway, LLC, a Delaware limited liability company, as debtor, in favor of Agent, as secured party, and filed on April 30, 2012 as File No. 20121910613 with the Delaware Department of State (the "Domain Gateway Financing Statement");
(vi)    that certain UCC‑1 Financing Statement with KBSIII Las Cimas IV, LLC, a Delaware limited liability company as debtor, in favor of Agent, as secured party, and filed on April 30, 2012 as File No. 20121910936 with the Delaware Department of State (the "Las Cimas Financing Statement");
(vii)    that certain UCC‑1 Financing Statement with KBSIII 1550 West McEwen Drive, LLC, a Delaware limited liability company, as debtor, in favor of Agent, as secured party, and filed on April 30, 2012 as File No. 20121911090 with the Delaware Department of State (the "McEwen Financing Statement", and collectively with the Domain Gateway Financing Statement, the Las Cimas Financing Statement, and the 155 North Financing Statement (as defined below), the "Financing Statements");
(viii)    that certain Repayment Guaranty executed by KBS REIT Properties III, LLC, a Delaware limited liability company ("Properties REIT") and KBS Real Estate Investment Trust III, Inc., a Maryland corporation ("Parent REIT", and individually and collectively with Properties REIT, "Guarantor"), in favor of Agent and Lenders (the "Guaranty");
(ix)    that certain Unsecured Environmental Indemnity Agreement executed and/or joined by Borrower in favor of Agent and Lenders (the "Environmental Indemnity");
(x)    that certain Fee Letter agreement executed and/or joined by Borrower; as supplemented by that certain Fee Letter agreement executed by Borrowers and Agent dated as of even date herewith (the "Fee Letter"); and

(xi)    the other "Loan Documents", as such term is defined in the Loan Agreement.
B.    Subsequently, Additional Borrower, Original Borrower, Agent and Lenders entered into that certain Assumption and Joinder Agreement dated as of May 9, 2012 (the "Assumption and Joinder Agreement"), which, among other things, added Additional Borrower as a "Borrower" under the Loan Documents and added the 155 North Property (as defined below), as an Additional Property under the Loan. In connection therewith, Additional Borrower, as trustor, executed that certain Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing) dated as of May 9, 2012 to Landmark Title Company, as trustee, for the benefit of Agent, as beneficiary, and encumbering certain real and personal property located in Salt Lake County, Utah, as more particularly described therein (the "KBS 155 North Property") and recorded on May 9, 2012 in the Official Records of Salt Lake County, Utah as Book 10016, Pages 1031 through 1072, Instrument No. 11387975 (the "155 North Deed of Trust"). In connection with the Assumption and Joinder Agreement, that certain UCC‑1 Financing Statement with Additional Borrower, as debtor, in favor of Agent, as secured party, was filed on May 14, 2012 as File No. 20122017780 with the Delaware Department of State (the "155 North Financing Statement");
C.    Borrowers have requested that Lenders, among other things, extend to Borrowers the Additional Advance (as defined below) and, in connection therewith, increase the Principal Balance (as defined in the Loan Agreement) of the Loan from $100,000,000.00 to $108,000,000.00.
D.    As used herein, the term "Loan Documents" shall mean the Loan Agreement, the Note, the Deeds of Trust, the Financing Statements, the Guaranty, the Environmental Indemnity, the Assumption and Joinder Agreement and the other "Loan Documents" as such term is defined in the Loan Agreement, as any or all of them may have been amended to date. This Agreement and the Short Form Agreements (as defined below) also shall constitute Loan Documents. Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, agreement and conditions set forth below and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Recitals; Representations; Reaffirmation of Loan. The parties hereto acknowledge and agree that the foregoing recitals are true and correct and are incorporated herein by this reference. Borrowers hereby represent and warrant to Agent and Lenders that, except as otherwise disclosed to Agent in writing, (a) no Event of Default has occurred and is continuing and no condition has occurred and is continuing that, with notice or the passage of time or both, would constitute an Event of Default, and (b) all representations and warranties of Borrowers in this Agreement and the other Loan Documents (as amended by this Agreement) are true and correct in all material respects and shall survive the execution of this Agreement. Borrowers reaffirm all of their obligations under the Loan Documents and relating to any Swap

Contracts, and Borrowers acknowledge that they have no claims, offsets or defenses with respect to the payment of sums due under the Note or under any Swap Contracts. Without limiting the foregoing, Borrowers reaffirm Agent's right, following the occurrence and during the continuance of any Event of Default, to apply any and all payments made by Borrowers or otherwise received by Agent or Lenders with respect to the Loan and any Swap Contracts between any one or more Borrowers and Lenders, including without limitation all proceeds received from the sale or liquidation of any collateral, to the obligations owing by Borrowers under the Loan Documents and Swap Contracts in such order and manner deemed appropriate by Agent in Agent's sole discretion, and Borrowers acknowledge that they shall have no right to direct Agent as to such application or designate the portion of the obligation to be satisfied.
2.    Additional Advance. Subject to the terms and conditions of this Agreement, Lenders agree to provide Borrowers, and Borrowers shall be deemed to have accepted (if and when disbursed), an additional advance in the principal sum of $8,000,000.00 (the "Additional Advance"). The Additional Advance, together with the principal amount of the Original Loan, shall be evidenced by the Note, as amended hereby, and shall be secured by the Deeds of Trust and the other Loan Documents (except those Loan Documents specifically stated to be unsecured). For avoidance of doubt, under no circumstances shall the Additional Advance be considered to be, or constitute, the exercise by Borrowers of their Accordion Option (as defined in Section 7.20 of the Loan Agreement). The Original Loan shall be deemed consolidated with the Additional Advance to form a single indebtedness in the principal amount of $108,000,000.00 (the "Increased Committed Amount"). Subject to further increases of the Increased Committed Amount pursuant to the exercise of the Accordion Option under the terms of Section 7.20 of the Loan Agreement, at no time during the term of the Loan shall the outstanding amounts owing under the Loan exceed the Increased Committed Amount. The allocation of the Additional Advance between the Term Commitment and the Revolving Commitment shall be sixty percent (60%) to the Revolving Commitment (i.e. $64,800,000.00) and forty percent (40%) to the Term Commitment (i.e. $43,200,000.00).
(a)    Exhibit E to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit E attached hereto.
(b)    Exhibit I to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit I attached hereto.
(c)    The reference to "$60,000,000.00" in the definition of "Revolving Commitment" set forth in the "Definitions" Section of the Loan Agreement is hereby changed to "$64,800,000.00."
(d)    The reference to "$40,000,000.00" in the definition of "Term Commitment" set forth in the "Definitions" Section of the Loan Agreement is hereby changed to "$43,200,000.00."
(e)    Any references in any of the Loan Documents to (i) "$60,000,000" or other similar references are hereby replaced with "$64,800,000", and (ii) to "$40,000,000" or other similar references are hereby replaced with "$43,200,000."

(f)    The reference to "$100,000,000" in the definition of "Committed Amount" set forth in the "Definitions" Section of the Loan Agreement is hereby changed to "$108,000,000."
(g)    All references in any of the Deeds of Trust or the Note and all other references in the Loan Documents to (i) "One Hundred Million", "$100,000,000" or other similar references are hereby replaced with "One Hundred Eight Million" and "$108,000,000", respectively, and (ii) to the "Note" or "Notes" shall mean the Note as amended hereby and by the Short Form Agreements (as defined below).
(h)    All references in the Loan Documents to "Committed Amount" shall be deemed to refer to the Increased Committed Amount.
(i)    All references in any of the Deeds of Trust or the Note and all other references in the Loan Documents to the "Loan" shall mean the Loan, as amended hereby and by the Short Form Agreements.
(j)    The Additional Advance shall be disbursed in accordance with the terms and conditions for disbursements set forth in this Agreement.
3.    Security Documents. Without limiting the foregoing, each of the Deeds of Trust and the other Loan Documents which secure Borrowers' indebtedness and obligations under the Loan Documents (but excluding those documents which expressly do not secure Borrowers' indebtedness and obligations under the Loan Documents) shall secure, in addition to all other indebtedness and obligations secured thereby, the Additional Advance and the payment and performance of all present and future indebtedness and obligations of Borrowers under this Agreement, the Note, and any and all amendments, modifications, renewals and/or extensions of this Agreement or the Note, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement. Each of the Borrowers acknowledges, agrees and reaffirms that the Deeds of Trust secure, in addition to all other indebtedness and obligations stated or specified therein to be secured thereby, (i) all indebtedness and obligations owing under the Loan Agreement, as previously amended and as amended hereby (and as the same may hereafter be further amended or modified from time to time), (ii) all indebtedness and obligations owing under the Note (as the same may hereafter be further amended or modified from time to time), (iii) all indebtedness and obligations owing under or in connection with any and all Swap Contracts between Agent or any Lender (or their respective Affiliates and/or successors (to the extent such Swap Contract was executed in connection with the Loan)) and any one or more Borrowers (or their Affiliates (to the extent such Swap Contract was executed in connection with the Loan)), and (iv) all obligations owing under each of the Deeds of Trust. The Deeds of Trust shall not secure the Environmental Indemnity, the Guaranty, or any other Loan Document that is expressly stated to be unsecured.
4.    Definitions. Except as provided in this Agreement, all references in the Loan Agreement, in any of the Deeds of Trust, and in the other Loan Documents (i) to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement, (ii) to the Deeds of Trust shall mean the Deeds of Trust as amended hereby, (iii) the Loan Documents shall mean the Loan Documents as such term is defined in this Agreement, and (iv) to any particular Loan

Document shall mean such Loan Document as modified by this Agreement, and all prior amendments, or any document executed pursuant thereto.
5.    Conditions Precedent. This Agreement shall not be effective, and neither Agent nor Lenders shall have any obligations hereunder, unless all of the following conditions are satisfied in a manner acceptable to Agent in Agent's sole judgment. The following conditions shall be deemed satisfied on the date (the "Effective Date") that Agent causes each of the Short Form Agreements (as defined below) to be recorded in the official records of the county and state specified below (provided that, if for any reason any of the following conditions are not satisfied, or waived in writing by Agent, on or before the Effective Date, they shall continue as covenants of each party hereto to Agent and Lenders to the extent reserved in writing by Agent prior to the Effective Date):
(a)    Modification Documents. Agent shall have received and approved the original of this Agreement, including the Consent and Reaffirmations attached hereto, fully executed and acknowledged, and shall have received the following fully executed and acknowledged short forms of this Agreement, each dated as of even date herewith executed by Borrowers, Agent and Lender (individually or collectively, the "Short Form Agreements", and collectively with this Agreement and the Consent and Reaffirmation attached hereto, the "Modification Documents"):

(1)	That certain Additional Advance and Modification Agreement (Short Form – Domain Gateway) to be recorded in the Official Records of Travis County, Texas;

(2)	That certain Additional Advance and Modification Agreement (Short Form – Las Cimas) to be recorded in the Official Records of Travis County, Texas;

(3)	That certain Additional Advance and Modification Agreement (Short Form – McEwen) to be recorded in the Official Records of Williamson County, Tennessee; and

(4)	That certain Additional Advance and Modification Agreement (Short Form – 155 North) to be recorded in the Official Records of Salt Lake County, Utah.
(b)    Recordation. The Short Form Agreements (and any other documents and agreements which Agent requires to be recorded pursuant hereto) shall have been recorded in the Official Records of the county and state as set forth above, all in accordance with Agent's instructions to Commonwealth Land Title Insurance Company (the "Title Company").
(c)    Status of Title. Borrowers shall cause the Title Company to issue at Borrowers' expense such endorsements to the Title Policy insuring the Deeds of Trust as Agent shall reasonably require insuring that title to the Properties (as defined in the Loan Agreement) is vested in the applicable Borrower and insuring the continuing validity and first‑position lien priority of each of the Deeds of Trust, in light of this Agreement (to the extent such endorsements and continuations are available).

(d)    Formation Documents. Borrowers shall have delivered to Agent all documents evidencing the formation, organization, good standing and valid existence of each Borrower and Guarantor (to the extent such documents have been amended or modified since the original closing date).
(e)    Payment of Agent's Expenses. Borrowers shall have paid all costs and expenses incurred by Agent in connection with this Agreement, including attorneys' fees and costs, title insurance premiums, recording charges and the costs of any lien, UCC and bankruptcy searches and background checks undertaken by Agent in connection with this Agreement.
(f)    Payment of Fee. Borrowers shall have paid to Agent the Modification Fee (as defined in the Fee Letter).
(g)    Default. No Event of Default has occurred and is continuing, and no event has occurred and is continuing which, with notice or the passage of time or both, would be an Event of Default.
Upon recordation of the Short Form Agreements, all of the foregoing conditions shall be deemed satisfied except to the extent expressly agreed to in writing by Agent and Borrowers.
6.    Affirmation of Obligations Under Loan Documents. Borrowers each acknowledge, confirm, stipulate, agree, represent and warrant that each has no defense, claim, credit, offset or counterclaim to any of its obligations under any of the Loan Documents. Each Borrower further acknowledges the validity and enforceability of the Deeds of Trust as first‑priority liens on the Properties, all improvements located thereon and all other Trust Estate described in the each of the Deeds of Trust.
7.    Miscellaneous.
(a)    Entire Agreement. This Agreement and the Loan Documents set forth in full the terms of agreement among the parties and are intended as the full, complete and exclusive contract governing the relationship between the parties. This Agreement and the Loan Documents supersede all other discussions, promises, representations, warranties, agreements and understandings between the parties with respect to the subject matter hereof and thereof.
(b)    Definition of Loan Documents. Each of the Loan Documents is hereby modified to the extent necessary so that the term "Loan Documents," as such term may be used therein, shall be deemed to include this Agreement and all other Modification Documents.
(c)    Further Assurances. Borrowers each shall, upon the request of Agent or Lenders, execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, such further documents, instruments or agreements, and perform such other acts, as may be necessary, desirable or proper for carrying out the intention or facilitating the performance of the terms of this Agreement, or for assuring the validity of, perfecting or preserving the lien of the Deeds of Trust or any other Loan Documents.

(d)    No Third Parties Benefitted. This Agreement is entered into for the sole benefit of the parties hereto and no third party beneficiary rights shall be created hereby.
(e)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto.
(f)    Assignment. This Agreement shall not be assignable by any Borrower and any purported assignment shall be void. This Agreement is assignable by Agent and any Lender.
(g)    Attorneys' Fees. In the event any action or proceeding is commenced to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to attorneys' fees and costs of suit, whether at trial or on appeal.
(h)    Construction of this Agreement. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. Time is of the essence of each term of the Loan Documents, including this Agreement. As used herein, the term "including" means "including, but not limited to," and the term "include(s)" means "include(s), without limitation." This Agreement has been drafted by all the parties hereto collectively. Therefore, each party to this Agreement agrees that any statute or rule of construction providing that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.
(i)    Survival of Representations, Warranties and Covenants. Each and all provisions of this Agreement shall survive and remain in full force and effect until all obligations of Borrowers under the Loan Documents are paid and performed in full. All releases herein shall survive repayment and performance of such obligations and/or any foreclosure under or reconveyance of the Deeds of Trust.
(j)    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without resort to choice of law principles.
(k)    Severability. In the event of any invalidity or unenforceability of any provision of this Agreement, the remainder of this Agreement shall remain in full force and effect.
(l)    Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including the right to contribution, which Agent and/or Lenders may have against any party hereto under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. 9601 et seq.), as it may be amended from time to time, any successor statute thereto or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
(m)    Reliance. Neither Agent nor Lenders would have consented to the extension of the Additional Advance to Borrowers and the other transactions specified herein without Borrowers entering into this Agreement. Accordingly, each of such parties intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, Agent and Lenders have consented to the transactions contemplated herein and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not take place but for such reliance.
8.    Same Indebtedness; Priority of Liens Not Affected. This Agreement and the execution of other documents contemplated hereby do not constitute the extinguishment of any debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents, which Borrowers acknowledge to be valid and existing liens on and security interests in the Properties. Borrowers agree that the liens and security interests created by the Deeds of Trust continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transactions contemplated herein and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged.
9.    WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWERS, AGENT AND LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE LOAN OR THE PROPERTIES (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AGREEMENT.
10.    Counterparts. This Agreement may be executed by the parties hereto in one or more separate counterparts, and counterpart original signature pages and notarial pages may be assembled into one original document to be recorded.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
"Agent":
U.S. BANK NATIONAL ASSOCIATION,
a national banking association
By: /s/ Adrian B. Montero
Name: Adrian B. Montero
Title: Senior Vice President

"Lenders":
U.S. BANK NATIONAL ASSOCIATION,
a national banking association
By: /s/ Adrian B. Montero
Name: Adrian B. Montero
Title: Senior Vice President

"Borrowers":

KBSIII DOMAIN GATEWAY, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

KBSIII LAS CIMAS IV, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III,
INC., a Maryland corporation,
its general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

CONSENT AND REAFFIRMATION
(Guarantor)
This Consent and Reaffirmation (this "Consent") is attached to that certain Additional Advance and Modification Agreement dated as of June 1, 2012, between KBSIII Domain Gateway, LLC, a Delaware limited liability company, KBSIII Las Cimas IV, LLC, a Delaware limited liability company, KBSIII 1550 West McEwen Drive, LLC, a Delaware limited liability company, and KBSIII 155 North 400 West, LLC, a Delaware limited liability company ("Borrowers"), U.S. Bank National Association, a national banking association, as administrative agent ("Agent") and U.S. Bank National Association, a national banking association, as a Lender, (the "Modification Agreement"). All capitalized terms used but not defined in this Consent shall have the same meanings given thereto in the Modification Agreement. KBS REIT Properties III, LLC, a Delaware limited liability company ("Properties REIT") and KBS Real Estate Investment Trust III, Inc., a Maryland corporation ("Parent REIT", individually and collectively with Properties REIT, "Guarantor"), each hereby acknowledges that it has read, reviewed with counsel and agrees to the terms, conditions, provisions and modifications of the Modification Agreement and the transactions contemplated thereby, including without limitation the modifications contemplated in Section 2 therein. Guarantor hereby reaffirms and remakes each of the waivers set forth in that certain Repayment Guaranty dated as of April 30, 2012 executed by Guarantor in favor of Agent and Lenders in connection with the Loan, as amended by the Modification Agreement as more particularly set forth therein (as amended, the "Guaranty"). Guarantor further hereby (a) reaffirms the full force and effectiveness of the Guaranty (b) agrees that Guarantor's obligations under the Guaranty shall remain unaffected by the Modification Agreement, except as specifically amended pursuant to Section 2 thereof, and that all references in the Guaranty to (i) the Loan Documents shall include (without limitation) the Modification Agreement, and (ii) any particular Loan Document shall mean such Loan Document as modified to date, including by the Modification Agreement, (c) acknowledges and agrees that the "Base Guaranteed Amount" for which it shall be liable under the Guaranty has been increased to $54,000,000.00 plus all other amounts specified therein as being guaranteed thereby, subject to the limitations and reduction provisions set forth in Section 2 of the Guaranty (and subject to the release of Parent REIT pursuant to Section 32 of the Guaranty), and acknowledges and agrees that all references to "$50,000,000" in the Guaranty are hereby changed to mean "$54,000,000" and (d) agrees that Guarantor's obligations under the Guaranty are separate and distinct from those of Borrowers with respect to the Loan.
[Signatures on following page]

CONSENT

Dated as of ____________, 2012:

KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited liability company,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief financial Officer

KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,

By:	/s/ David E. Snyder
David E. Snyder
Chief financial Officer

CONSENT

EXHIBIT E
COST BASIS OF EACH PROPERTY

Property	Cost Basis
KBS Domain Gateway Property	$47,373,447.00
KBS Las Cimas Property	$36,144,864.00
KBS West McEwen Property	$39,999,715.00
KBS 155 North Property	$30,235,748.65

EXHIBIT E

EXHIBIT I
COMMITMENTS AND COMMITMENT PERCENTAGES OF LENDERS

Lender	Commitment Percentage	Term Commitment Amount	Revolving Commitment Amount
U.S. Bank National Association	100%	$43,200,000.00	$64,800,000.00

EXHIBIT I